Exhibit 10.1
$175,000,000
WCA WASTE CORPORATION
7.50% Senior Notes due 2019
PURCHASE AGREEMENT
May 26, 2011
Credit Suisse Securities (USA) LLC (“Credit Suisse”),
As Representative of the Several Purchasers,
Eleven Madison Avenue,
New York, N.Y. 10010-3629
Dear Sirs:
     1. Introductory. WCA Waste Corporation, a Delaware corporation (the “Company”), agrees with Credit Suisse Securities (USA) LLC, as the representative (the “Representative”) of the several initial purchasers named in Schedule A hereto (the “Purchasers”) subject to the terms and conditions stated herein, to issue and sell to the several Purchasers U.S.$175,000,000 principal amount of its 7.50% Senior Notes due 2019 (the “Notes”) to be issued under an indenture, dated as of June 7, 2011 (the “Indenture”), by and among the Company, the Guarantors (as defined below) and BOKF,N.A. d/b/a Bank of Texas, N.A., as trustee (the “Trustee”).
     The Notes will be unconditionally guaranteed (the “Guarantees”) by each of the entities listed on Schedule B attached hereto and any future domestic subsidiaries of the Company that are required to guarantee the Notes pursuant to the Indenture (each a “Guarantor” and together, the “Guarantors”). The Notes together with the Guarantees are herein collectively referred to as the “Offered Securities.”
     The holders of the Offered Securities will be entitled to the benefits of a Registration Rights Agreement dated as of the Closing Date (as defined below) among the Company, each Guarantor and the Representative (the “Registration Rights Agreement”), pursuant to which the Company and each Guarantor agree to file (i) a registration statement under the Securities Act relating to another series of debt securities of the Company with terms substantially identical to the Notes (the “Exchange Notes,” and together with the Guarantees related thereto, the “Exchange Securities”) to be offered in exchange for the Notes (the “Exchange Offer”) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 of the Securities Act.
     The issuance and sale of the Notes, the issuance of the Guarantees and the payment of transaction fees and expenses related thereto are referred to herein collectively as the “Transactions.”
     The Company and each Guarantor hereby agree with the several Purchasers as follows:

     2. Representations and Warranties of the Company and each Guarantor. The Company and each Guarantor, jointly and severally, represent and warrant to, and agree with, the several Purchasers that:
     (a) Offering Circulars; Certain Defined Terms. The Company has prepared or will prepare a Preliminary Offering Circular and a Final Offering Circular.
     For purposes of this Agreement:
     “Applicable Time” means 11:10 a.m. (New York City time) on the date of this Agreement.
     “Closing Date” has the meaning set forth in Section 3 hereof.
     “Commission” means the Securities and Exchange Commission.
     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
     “Final Offering Circular” means the final confidential offering circular relating to the Offered Securities to be offered by the Purchasers that discloses the offering price and other final terms of the Offered Securities and is dated as of the date of this Agreement (even if finalized and issued subsequent to the date of this Agreement).
     “Free Writing Communication” means a written communication (as such term is defined in Rule 405) that constitutes an offer to sell or a solicitation of an offer to buy the Offered Securities and is made by means other than the Preliminary Offering Circular or the Final Offering Circular.
     “General Disclosure Package” means the Preliminary Offering Circular together with any Issuer Free Writing Communication existing at the Applicable Time and the information in which is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule C hereto.
     “Issuer Free Writing Communication” means a Free Writing Communication prepared by or on behalf of the Company, used or referred to by the Company or containing a description of the final terms of the Offered Securities or of their offering, in the form retained in the Company’s records.
     “Preliminary Offering Circular” means the preliminary confidential offering circular, dated May 23, 2011, relating to the Offered Securities to be offered by the Purchasers.
     “Rules and Regulations” means the rules and regulations of the Commission.
     “Securities Act” means the United States Securities Act of 1933, as amended.
     “Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Securities Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of the NASDAQ Stock Market (the “Exchange Rules”).
     “Supplemental Marketing Material” means any Issuer Free Writing Communication other than any Issuer Free Writing Communication specified in Schedule C hereto. Supplemental

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Marketing Materials include, but are not limited to, the electronic Bloomberg roadshow slides and the accompanying audio recording.
     References herein to the Preliminary Offering Circular, the General Disclosure Package and the Final Offering Circular shall be deemed to refer to and include any document incorporated by reference therein.
     Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Securities Act.
     (b) Disclosure. As of the date of this Agreement, the Final Offering Circular does not, and as of the Closing Date, the Final Offering Circular will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Applicable Time, and as of the Closing Date, neither (i) the General Disclosure Package, nor (ii) any individual Supplemental Marketing Material, when considered together with the General Disclosure Package, included, or will include, any untrue statement of a material fact or omitted, or will omit, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding two sentences do not apply to statements in or omissions from the Preliminary Offering Circular or Final Offering Circular, the General Disclosure Package or any Supplemental Marketing Material based upon written information furnished to the Company by any Purchaser through the Representative specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof. Except as disclosed in the General Disclosure Package, on the date of this Agreement, the Company’s Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports (collectively, the “Exchange Act Reports”) which have been filed by the Company with the Commission or sent to stockholders pursuant to the Exchange Act and incorporated by reference in the Preliminary Offering Circular or Final Offering Circular, do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Exchange Act Reports, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the Rules and Regulations.
     (c) Good Standing of the Company. The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package; and the Company is duly qualified to do business as a foreign corporation and in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse effect on the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).
     (d) Subsidiaries. Each subsidiary of the Company has been duly formed and is an existing corporation, limited liability company or limited partnership, as applicable, in good standing under the laws of the jurisdiction of its formation, with power and authority (corporate, limited liability company or limited partnership, as applicable, and other) to own its properties and conduct its business as described in the General Disclosure Package; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its

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ownership or lease of property or the conduct of its business requires such qualification, except for such jurisdictions where the failure to so qualify or to be in good standing would not have a Material Adverse Effect; all of the issued and outstanding equity interests of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the equity interests of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.
     (e) Indenture. The Indenture has been duly authorized by the Company and each Guarantor, and, when duly executed and delivered by the Company and each Guarantor, assuming due authorization, execution and delivery thereof by the Trustee, the Indenture will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Notes to be purchased by the Purchasers from the Company will be in the form contemplated by the Indenture, and have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture, and, when executed by the Company and authenticated by the Trustee in accordance with the terms of the Indenture and delivered against payment of the purchase price therefor, the Notes will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Guarantees have been duly authorized by such Guarantor pursuant to this Agreement and the Indenture, and, when the Indenture has been duly executed and delivered and the Notes have been executed by the Company and authenticated by the Trustee in accordance with the terms of the Indenture and delivered against payment of the purchase price therefor, the Guarantees will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (f) No Finder’s Fee. Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder’s fee or other like payment as a result of the transactions contemplated by the Preliminary Offering Circular.
     (g) Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and the Guarantors; and, when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Registration Rights Agreement will have been duly executed and delivered and will be the valid and legally binding obligations of the Company and the Guarantors, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting the rights and remedies of creditors and to general equity principles.
     (h) Exchange Securities. On the Closing Date, the Exchange Notes will have been duly authorized by the Company; and when the Exchange Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Notes will be entitled to the benefits of the Indenture and will be

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the valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting the rights and remedies of creditors and to general equity principles.
     (i) Exchange Guarantees. The Guarantees of the Exchange Notes have been duly authorized by each Guarantor pursuant to this Agreement and the Indenture; and, when the Indenture has been duly executed and delivered and the Exchange Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantees of the Exchange Notes by each Guarantor will constitute valid and legally binding obligations of such Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (j) Absence of Further Requirements. No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement in connection with the offering, issuance, sale and delivery of the Offered Securities by the Company and the Guarantors, except such as may be required by federal and state securities laws or blue sky laws with respect to the Company’s or each Guarantor’s obligations under the Registration Rights Agreement.
     (k) Absence of Defaults and Conflicts Resulting from the Transactions. The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement, the issuance, sale and delivery of the Offered Securities and compliance with the terms and provisions thereof and the consummation of the Transactions will not result in a breach or violation of: (i) any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, except for such violations or defaults as would individually or in the aggregate not result in a Material Adverse Effect; (ii) any agreement or instrument listed as an exhibit pursuant to Items 601(b)(2), 601(b)(4) and 601(b)(10) of Regulation S-K in the Company’s Form 10-K filed with the Commission on March 10, 2011 to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject; or (iii) the charter, by-laws or similar organizational documents of the Company or any such subsidiary; and the Company and the Guarantors have full power and authority to authorize, issue, sell and deliver the Offered Securities as contemplated by this Agreement.
     (l) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor, and the Registration Rights Agreement has been duly authorized, and as of the Closing Date, will be duly executed and delivered by the Company and each Guarantor.
     (m) Title to Property. Except as disclosed in the General Disclosure Package, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the General Disclosure Package, the Company and its subsidiaries hold any leased real or

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personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.
     (n) Possession of Licenses and Permits. The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies to conduct the business now operated by them, and they have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.
     (o) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company or any Guarantor, is imminent that would be reasonably likely to have a Material Adverse Effect.
     (p) Possession of Intellectual Property. The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, and they have not received any notice of infringement of, or conflict with asserted rights of others with respect to, any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.
     (q) Environmental Laws. Except as disclosed in the General Disclosure Package, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns, operates or leases any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or, to their knowledge, is subject to any claim relating to any environmental laws, which, in each such case, such violation, ownership, lease, disposal, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which would be reasonably likely to lead to such a claim.
     (r) Litigation. Except as disclosed in the General Disclosure Package, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company’s knowledge, contemplated.
     (s) Financial Statements. The financial statements included in the General Disclosure Package present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of and at the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the General Disclosure Package, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial

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statements included in the General Disclosure Package provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.
     (t) No Material Adverse Change in Business. Except as disclosed in the General Disclosure Package, since the date of the latest audited financial statements included in the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the General Disclosure Package, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.
     (u) Reporting Status. The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.
     (v) Investment Company Act. The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the “Investment Company Act”); and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be, an “investment company” as defined in the Investment Company Act.
     (w) Class of Securities Not Listed. No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange, registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.
     (x) No Registration. Subject to compliance by the Purchasers with the representations, warranties and procedures set forth in Section 4 hereof, the offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and by Rule 144A (“Rule 144A”) or by Regulation S (“Regulation S”) thereunder, and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).
     (y) No General Solicitation; No Directed Selling Efforts. Neither the Company, nor any Guarantor, nor any of their respective affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S, and the distribution of the Offered Securities pursuant to Regulation S is not part of a

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plan or scheme to evade the registration requirements of the Securities Act. Neither the Company nor any Guarantor has entered, and neither the Company nor any Guarantor will enter, into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement. There is no “substantial U.S. market interest” as defined in Rule 902(n) of Regulation S in the Company’s debt securities.
     (z) No Unlawful Payments; Compliance with OFAC and Anti-Money Laundering Laws. None of the Company nor its subsidiaries, and to the Company’s knowledge, none of its and its subsidiaries’ affiliates, or any of their respective officers, directors, supervisors, managers, agents, or employees, have violated, and the Company’s participation in the offering will not violate, and the Company and its subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with each of the following laws: (a) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977 or any other law, rule or regulation of similar purpose and scope, (b) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive Order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder or (c) laws and regulations imposing U.S. economic sanctions measures, including, but not limited to, the International Emergency Economic Powers Act, the Trading with the Enemy Act, the United Nations Participation Act, and the Syria Accountability and Lebanese Sovereignty Act, all as amended, and any Executive Order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder.
     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements, and subject to the terms and conditions set forth herein, the Company agrees to sell to the several Purchasers and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98.25% of the principal amount thereof plus accrued interest from June 7, 2011 to the Closing Date (as hereinafter defined) the respective principal amounts of the Notes set forth opposite the names of the several Purchasers in Schedule A hereto.
     The Company will deliver against payment of the purchase price the Offered Securities to be offered and sold by the Purchasers in reliance on Regulation S (the “Regulation S Securities”) in the form of one or more permanent global securities in registered form without interest coupons (the “Offered Regulation S Global Securities”) which will be deposited with the Trustee as custodian for The Depository Trust Company (“DTC”) for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream, Luxembourg”) and registered in the name of Cede & Co., as nominee for DTC. The Company will deliver against payment of the purchase price the Offered Securities to be purchased by each Purchaser hereunder and to be offered and sold by each Purchaser in reliance on Rule 144A (the “144A Securities”) in the form of one permanent global security in definitive form without

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interest coupons (the “Restricted Global Securities”) deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Regulation S Global Securities and the Restricted Global Securities shall be assigned separate CUSIP numbers. The Restricted Global Securities shall include the legend regarding restrictions on transfer set forth under “Transfer Restrictions” in the Final Offering Circular. Until the termination of the distribution compliance period (as defined in Regulation S) with respect to the offering of the Offered Securities, interests in the Offered Regulation S Global Securities may only be held by the DTC participants for Euroclear and Clearstream, Luxembourg. Interests in any permanent global securities will be held only in book-entry form through Euroclear, Clearstream, Luxembourg or DTC, as the case may be, except in the limited circumstances described in the Final Offering Circular.
     Payment for the Regulation S Securities and the 144A Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank acceptable to Credit Suisse drawn to the order of the Company at the office of Davis Polk & Wardwell, LLP, 450 Lexington Avenue, New York, NY 10017 at 9:00 A.M. (New York time), on June 7, 2011, or at such other time not later than seven full business days thereafter as the Representative and the Company determine, such time being herein referred to as the “Closing Date”, against delivery to the Trustee as custodian for DTC of (i) the Offered Regulation S Global Securities representing all of the Regulation S Securities for the respective accounts of the DTC participants for Euroclear and Clearstream, Luxembourg and (ii) the Restricted Global Securities representing all of the 144A Securities. The Offered Regulation S Global Securities and the Restricted Global Securities will be made available for checking at the above office of Davis Polk & Wardwell, LLP at least 24 hours prior to the Closing Date.
     4. Representations by Purchasers; Resale by Purchasers.
     (a) Each Purchaser severally represents and warrants to the Company and the Guarantors that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.
     (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities, (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A. Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:
“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in

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either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S.”
     Terms used in this subsection (b) have the meanings given to them by Regulation S.
     (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.
     (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.
     (e) In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each of the Purchasers severally represents and agrees that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of Offered Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Offered Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Offered Securities to the public in that Relevant Member State at any time:
     (i) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;
     (ii) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;
     (iii) to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the manager for any such offer; or
     (iv) in any other circumstances which do not require the publication by the Company of a prospectus pursuant to Article 3 of the Prospectus Directive.

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     For the purposes of this provision, the expression an “offer of Offered Securities to the public” in relation to any Offered Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Offered Securities to be offered so as to enable an investor to decide to purchase or subscribe the Offered Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.
     (f) Each of the Purchasers severally represents and agrees that
     (i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Offered Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and
     (ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom.
     5. Certain Agreements of the Company and each Guarantor. The Company and each Guarantor agree, with the several Purchasers that:
     (a) Amendments and Supplements to Offering Circulars. The Company will promptly advise the Representative of any proposal to amend or supplement the Preliminary Offering Circular or Final Offering Circular and will not effect such amendment or supplementation without the Representative’s consent. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, there occurs an event or development as a result of which any document included in the Preliminary Offering Circular or Final Offering Circular, the General Disclosure Package or any Supplemental Marketing Material, if republished immediately following such event or development, included or would include an untrue statement of a material fact or omitted or would omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company and the Guarantors promptly will notify the Representative of such event and promptly will prepare and furnish, at their own expense, to the Purchasers and the dealers and to any other dealers at the request of the Representative an amendment or supplement which will correct such statement or omission or effect such compliance. Neither the Representative’s consent to, nor the Purchasers’ delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6. The first sentence of this subsection does not apply to statements in or omissions from any document in the Preliminary Offering Circular or Final Offering Circular, the General Disclosure Package or any Supplemental Marketing Material made in reliance upon and in conformity with written information furnished to the Company by the Representative specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof.
     (b) Furnishing of Offering Circulars. The Company will furnish to the Representative copies of the Preliminary Offering Circular, each other document

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comprising a part of the General Disclosure Package, the Final Offering Circular, all amendments and supplements to such documents and each item of Supplemental Marketing Material, in each case as soon as available and in such quantities as the Representative reasonably requests. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to the Representative (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.
     (c) Blue Sky Qualifications. The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as the Representative designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.
     (d) Transfer Restrictions. During the period of one year after the Closing Date, the Company will, upon reasonable request, furnish to the Representative, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.
     (e) No Resales by Affiliates. During the period of one year after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.
     (f) Investment Company. During the period of one year after the Closing Date, neither the Company nor any Guarantor will be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.
     (g) Payment of Expenses. The Company and the Guarantors will pay all expenses incidental to the performance of their respective obligations under this Agreement, the Indenture and the Registration Rights Agreement, including but not limited to (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Exchange Securities (as defined in the Registration Rights Agreement), the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture, the Preliminary Offering Circular, any other documents comprising any part of the General Disclosure Package, the Final Offering Circular, all amendments and supplements thereto, each item of Supplemental Marketing Material and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and as applicable, the Exchange Securities; (iii) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (iv) any expenses (including reasonable fees and disbursements of counsel to the Purchasers) incurred in connection with qualification of the Offered Securities or the Exchange Securities for sale under the laws of such jurisdictions in the United States and Canada as the Representative designates and the

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preparation and printing of memoranda relating thereto; (v) any fees charged by investment rating agencies for the rating of the Offered Securities or the Exchange Securities; and (vi) expenses incurred in distributing the Preliminary Offering Circular, any other documents comprising any part of the General Disclosure Package, the Final Offering Circular (including any amendments and supplements thereto) and any Supplemental Marketing Material to the Purchasers. The Company and the Guarantors will also pay or reimburse the Purchasers (to the extent incurred by them) for reasonable, documented, out-of-pocket costs and expenses of the Purchasers and the Company’s officers and employees relating to investor presentations on any “road show” in connection with the offering and sale of the Offered Securities, including, without limitation, any such travel expenses of the Company’s and the Guarantors’ officers and employees, including the chartering of airplanes.1
     (h) Use of Proceeds. The Company will use the net proceeds received in connection with the offering of the Offered Securities in the manner described in the “Use of Proceeds” section of the General Disclosure Package and, except as disclosed in the General Disclosure Package.
     (i) Absence of Manipulation. In connection with the offering by the Company of the Offered Securities, until the Representative shall have notified the Company of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.
     (j) Restriction on Sale of Securities. Except as contemplated by the Registration Rights Agreement, for a period of 90 days after the date of the initial offering of the Offered Securities by the Purchasers, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of Credit Suisse. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Rule 144A or Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.
     6. Free Writing Communications. (a) The Company and each Guarantor each represents and agrees that, unless it obtains the prior consent of the Representative, and each Purchaser represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Communication.

[1]	Confirm business deal re roadshow expense reimbursement.

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     (b) Term Sheets. The Company consents to the use by any Purchaser of a Free Writing Communication that (i) contains only (A) information describing the preliminary terms of the Offered Securities or their offering or (B) information that describes the final terms of the Offered Securities or their offering and that is included in or is subsequently included in the Final Offering Circular, including by means of a pricing term sheet, or (ii) does not contain any material information about the Company or any Guarantor or their securities that was provided by or on behalf of the Company or any Guarantor, it being understood and agreed that the Company and each Guarantor shall not be responsible to any Purchaser for liability arising from any inaccuracy in such Free Writing Communications referred to in clause (i) or (ii) as compared with the information in the Preliminary Offering Circular, the Final Offering Circular or the General Disclosure Package.
     7. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties of the Company and the Guarantors herein (as though made on the Closing Date) to the accuracy of the statements of officers of the Company and the Guarantors made pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their obligations hereunder and to the following additional conditions precedent:
     (a) Accountants’ Comfort Letter. The Representative shall have received (i) a letter, dated the date of this Agreement, of KPMG LLP in agreed form confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published Rules and Regulations and the Public Company Accounting Oversight Board (United States) and to the effect that:
     (A) in their opinion the financial statements of the Company and its subsidiaries examined by them and included in the Preliminary Offering Circular and Final Offering Circular and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;
     (B) on the basis of a reading of the latest available unaudited financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:
     (1) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or shareholders’ equity, as compared with amounts shown on the latest balance sheet included in General Disclosure Package; or
     (2) for the period from the Closing Date of the latest income statement included in the General Disclosure Package to the Closing Date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the General Disclosure Package, in consolidated revenue or in consolidated net income;

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except in all cases set forth in clauses (1) and (2) above for changes, increases or decreases which the General Disclosure Package discloses have occurred or may occur or which are described in such letter;
     (C) (1) they have read the unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2010 and the nine-month period ended September 30, 2010 incorporated by reference in the Preliminary Offering Circular and the Final Offering Circular; (2) inquired of certain officials of the Company who have responsibility for financial and accounting matters about: (i) the basis for their determination of the pro forma adjustments, and (ii) whether the unaudited pro forma condensed consolidated financial statements referred to in (C)(1) comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X, and (3) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed consolidated financial statements;
     (D) nothing came to their attention as a result of the procedures specified in paragraph (C), however, that caused them to believe that (i) the unaudited pro forma condensed consolidated financial statements referred to in (C)(1) incorporated by reference in the Preliminary Offering Circular and the Final Offering Circular do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X, other than the fact that the pro forma financial statements as incorporated by reference to this Offering Memorandum are no longer current under the provisions of Regulation S-X, and (ii) the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and
     (E) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Preliminary Offering Circular, each other document comprising any part of the General Disclosure Package, the Final Offering Circular and each item of Supplemental Marketing Material (other than any Supplemental Marketing Material that is an electronic road show) and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company’s accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.
(ii) a letter, dated the date of this Agreement, of Carr, Riggs & Ingram, LLC in agreed form confirming that they are independent public accountants within the meaning Rule 101 of the American Institute of Certified Public Accounts Code of Professional Conduct and to the effect that:
     (A) in their opinion the financial statements of the MacLand and Central Florida Markets (collectively, “Emerald”), of Waste Recyclers Holdings, LLC and subsidiaries (“Emerald’s Parent”) examined by them and incorporated by reference in the Preliminary Offering Circular and Final Offering Circular are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
     (B) on the basis of a reading of the latest available unaudited interim financial statements of the Emerald, inquiries of officials of Emerald who have responsibility for financial and accounting matters and other specified procedures, nothing came to their

15

attention that caused them to believe that (i) any material modifications should be made to the unaudited interim financial statements, incorporated by reference into the Offering Memorandum, for them to be in conformity with GAAP or (ii) the unaudited interim financial statements are not in conformity with GAAP.
     (C) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial and statistical information contained in the Company’s Form 8-K/A dated March 9, 211 incorporated by reference into the Preliminary Offering Circular and the Final Offering Circular (in each case to the extent that such dollar amounts, percentages and other financial and statistical information are derived from the general accounting records of Emerald or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial and statistical information to be in agreement with such results.
     (b) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of the Representative, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any substantial change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Representative be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. Federal or New York authorities; (vii) any material disruption of settlements of securities or clearance services in the United States; or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Representative, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.
     (c) Opinion and 10b-5 Statement of Counsel for Company. The Representative shall have received an opinion and 10b-5 statement, dated the Closing Date, of Andrews Kurth LLP, counsel for the Company and the Guarantors in substantially the form of Schedule D.
     (d) Opinion of In-House Counsel for Company. The Representative shall have received an opinion, dated the Closing Date, of in-house counsel for the Company, in substantially the form of Schedule E.

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     (e) Opinion and 10b-5 Statement of Counsel for Purchasers. The Purchasers shall have received from Davis Polk & Wardwell, LLP, counsel for the Purchasers, such opinion or opinions, dated the Closing Date and a negative assurance letter, with respect to such matters as the Representative may require, and the Company and the Guarantors shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
     (f) Officers’ Certificate. The Representative shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, in their capacity as officers, to the best of their knowledge after reasonable investigation, shall state that (1) the representations and warranties of the Company and the Guarantors in this Agreement are true and correct in all material respects (unless expressly stated to relate to a specific earlier date, in which case each of such representations and warranties that is qualified as to materiality or Material Adverse Effect shall be true and correct as of such earlier date, and each of such representations and warranties that is not so qualified shall be true and correct in all material respects as of such earlier date) as of the Closing Date; (2) that the Company’s estimates of the effect of acquisitions and related matters, as discussed in, and subject to the risks and assumptions disclosed in, the General Disclosure Package, are reasonable and were prepared in good faith; and (3) that the Company and the Guarantors have complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.
     (g) Indenture. The Representative shall have received a counterpart of the Indenture that shall have been executed and delivered by a duly authorized officer of the Company, the Guarantors and the Trustee.
     (h) Registration Rights Agreement. The Representative shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and the Guarantors.
     (i) DTC. The Offered Securities shall be eligible for clearance and settlement through DTC.
     The Company and the Guarantors will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. The Representative may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.
     8. Indemnification and Contribution.
     (a) Indemnification of Purchasers. The Company and the Guarantors will jointly and severally indemnify and hold harmless each Purchaser, its officers, employees, agents, partners, members, directors and its affiliates and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Circular or the Final Offering Circular, in each case as amended or supplemented, or any Issuer Free Writing Communication (including with limitation, any Supplemental Marketing Material), or arise out of or are based upon the omission or

17

alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating, preparing or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto) whether threatened or commenced and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through the Representative specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.
     (b) Indemnification of Company. Each Purchaser will severally and not jointly indemnify and hold harmless each of the Company, the Guarantors and each of their respective directors and each of their respective officers and each person, if any, who controls the Company or such Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Purchaser Indemnified Party”), against any losses, claims, damages or liabilities to which such Purchaser Indemnified Party may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Circular or the Final Offering Circular, in each case as amended or supplemented, or any Issuer Free Writing Communication or arise out of or are based upon the omission or the alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Purchaser Indemnified Party in connection with investigating, preparing or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Purchaser Indemnified Party is a party thereto) whether threatened or commenced based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of (i) the following information in the Preliminary Offering Circular and Final Offering Circular furnished on behalf of each Purchaser: under the caption “Plan of Distribution” the second and third sentences of the eleventh paragraph and the twelfth and thirteenth paragraphs; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under Section 5(a) of this Agreement.
     (c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive

18

rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.
     (d) Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or the Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint. The Company, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were

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determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d).
     (e) The obligations of the Company and the Guarantors under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchasers within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.
     9. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, the Representative may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to the Representative and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 10. As used in this Agreement, the term “Purchaser” includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.
     10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors or their respective officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company, the Guarantors or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company and the Guarantors shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Guarantors and the Purchasers pursuant to Section 8 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (iii), (iv), (vi), (vii) or (viii) of Section 7(b), the Company and the Guarantors will reimburse the Purchasers for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.
     11. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: LCD-IBD, or, if sent to the Company or the Guarantors, will be mailed, delivered or telegraphed and confirmed to it at WCA Waste Corporation, One Riverway, Suite 1400, Houston, Texas

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77056 Attention: Mike Roy; provided, however, that any notice to a Purchaser pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Purchaser.
     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and the controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.
     13. Representation of Purchasers. Credit Suisse will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by Credit Suisse will be binding upon all the Purchasers.
     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.
     15. Absence of Fiduciary Relationship. The Company and the Guarantors acknowledge and agree that:
     (a) No Other Relationship. The Representative has been retained solely to act as initial purchaser in connection with the initial purchase, offering and resale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company or the Guarantors and the Representative has been created in respect of any of the transactions contemplated by this Agreement or the Preliminary Offering Circular or Final Offering Circular, irrespective of whether the Representative has advised or is advising the Company or the Guarantors on other matters;
     (b) Arm’s-Length Negotiations. The purchase price of the Offered Securities set forth in this Agreement was established by the Company and the Guarantors following discussions and arms-length negotiations with the Representative and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;
     (c) Absence of Obligation to Disclose. The Company has, and the Guarantors have, been advised that the Representative and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company or the Guarantors and that the Representative has no obligation to disclose such interests and transactions to the Company or the Guarantors by virtue of any fiduciary, advisory or agency relationship; and
     (d) Waiver. The Company and the Guarantors waive, to the fullest extent permitted by law, any claims it may have against the Representative for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Representative shall have no liability (whether direct or indirect) to the Company or the Guarantors in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or any Guarantor, including stockholders, employees or creditors of the Company or the Guarantors as a result of the transactions contemplated by this Agreement, the Preliminary Offering Circular, the Final Offering Circular, the Indenture (including the Guarantees), the Notes and the Registration Rights Agreement.

21

     16. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
     17. Submission to Jurisdiction. The Company and the Guarantors hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

22

     If the foregoing is in accordance with the Purchasers’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Guarantors and the several Purchasers in accordance with its terms.

Very truly yours, WCA Waste Corporation
By:	/s/ Michael A. Roy
	Name:	Michael A. Roy
	Title:	Vice President & General Counsel

23

American Waste, LLC
Boxer Realty Redevelopment, LLC
Burnt Poplar Transfer, LLC
Champion City Recovery, LLC
Eagle Ridge Landfill, LLC
Emerald Waste Services, LLC
EWS Central Florida Hauling, LLC
Fort Bend Regional Landfill, LP
Material Recovery, LLC
Material Reclamation, LLC
N.E. Land Fill, LLC
New Amsterdam & Seneca Railroad Company, LLC
Pauls Valley Landfill, LLC
Ruffino Hills Transfer Station, LP
Sooner Waste, LLC
Sunny Farms Landfill LLC
Texas Environmental Waste Services, LLC
Transit Waste, LLC
Translift, LLC
Waste Corporation of Texas, LP
Waste Corporation of Arkansas, LLC
Waste Corporation of Kansas, Inc.
Waste Corporation of Missouri, Inc.
Waste Corporation of Tennessee, Inc.
WCA Capital, Inc.
WCA Holdings Corporation
WCA Management Company, LP
WCA Management General, Inc.
WCA Management Limited, Inc.
WCA of Alabama, LLC
WCA of Central Florida, Inc.
WCA of Chickasha, Inc.
WCA of Florida, LLC
WCA of High Point, LLC
WCA of Massachusetts, LLC
WCA of Mississippi, LLC
WCA of North Carolina, LLC
WCA of Ohio, LLC
WCA of Oklahoma, LLC
WCA of St. Lucie, LLC
WCA Shiloh Landfill, LLC
WCA Texas Management General, Inc.
WCA Wake Transfer Station, LLC
WCA Waste Systems, Inc.
WRH Gainesville Holdings, LLC
WRH Gainesville, LLC
WRH Orange City, LLC

By:	/s/ Michael A. Roy
	Name:	Michael A. Roy
	Title:	Vice President of each of the foregoing entities

24

WCA Management Limited, INC.
By:	/s/ Michael A. Roy
	Name:	Michael A. Roy
	Title:	Vice President

25

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC
By:	/s/ Michael Speller
	Name:	Michael Speller
	Title:	Managing Director

Acting on behalf of itself and as the Representative of the several Purchasers

26

Schedule A

Principal Amount of
Manager	Offered Securities
Credit Suisse Securities (USA) LLC	$127,750,000
Banco Bilbao Vizcaya Argentaria, S.A.	14,000,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	10,500,000
Morgan Keegan & Company, Inc.	10,500,000
Comerica Securities, Inc.	8,750,000
BOSC, Inc.	1,750,000
Fifth Third Securities, Inc.	1,750,000

Total	$175,000,000

Schedule B
Guarantors
American Waste, LLC
Boxer Realty Redevelopment, LLC
Burnt Poplar Transfer, LLC
Champion City Recovery, LLC
Eagle Ridge Landfill, LLC
Emerald Waste Services, LLC
EWS Central Florida Hauling, LLC
Fort Bend Regional Landfill, LP
Material Recovery, LLC
Material Reclamation, LLC
N.E. Land Fill, LLC
New Amsterdam & Seneca Railroad Company, LLC
Pauls Valley Landfill, LLC
Ruffino Hills Transfer Station, LP
Sooner Waste, LLC
Sunny Farms Landfill LLC
Texas Environmental Waste Services, LLC
Transit Waste, LLC
Translift, LLC
Waste Corporation of Texas, LP
Waste Corporation of Arkansas, LLC
Waste Corporation of Kansas, Inc.
Waste Corporation of Missouri, Inc.
Waste Corporation of Tennessee, Inc.
WCA Capital, Inc.
WCA Holdings Corporation
WCA Management Company, LP
WCA Management General, Inc.
WCA Management Limited, Inc.
WCA of Alabama, LLC
WCA of Central Florida, Inc.
WCA of Chickasha, Inc.
WCA of Florida, LLC
WCA of High Point, LLC
WCA of Massachusetts, LLC
WCA of Mississippi, LLC
WCA of North Carolina, LLC
WCA of Ohio, LLC
WCA of Oklahoma, LLC
WCA of St. Lucie, LLC
WCA Shiloh Landfill, LLC
WCA Texas Management General, Inc.
WCA Wake Transfer Station, LLC
WCA Waste Systems, Inc.
WRH Gainesville Holdings, LLC
WRH Gainesville, LLC
WRH Orange City, LLC
WCA Management Limited, Inc.

Schedule C
Issuer Free Writing Communications (included in the General Disclosure Package)
     1. Final term sheet, dated May 26, 2011.

Schedule D
Opinion and 10b-5 Statement of Counsel for Company
June 7, 2011
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010-3629
          Re: 7.50% Senior Notes due 2019 issued by WCA Waste Corporation.
Ladies and Gentlemen:
     We have acted as special counsel to WCA Waste Corporation, a Delaware corporation (the “Issuer”), in connection with the Purchase Agreement dated May 26, 2011 (the “Purchase Agreement”) among (i) the Issuer, (ii) the subsidiaries of the Issuer named therein as parties thereto, and (iii) Credit Suisse Securities (USA) LLC (the “Initial Purchaser”), relating to the sale by the Issuer to the Initial Purchaser of $175,000,000 aggregate principal amount of the Issuer’s 7.50% Senior Notes due 2019 (the “Initial Securities”). The Initial Securities are being issued under an Indenture dated as of June 7, 2011 (the “Indenture”) among the Issuer, the subsidiaries of the Issuer named therein as parties thereto and as guarantors of the Initial Securities (collectively, the “Guarantors”) and BOKF, NA dba Bank of Texas, as trustee (the “Trustee”). The Issuer and the Guarantors are referred to collectively herein as the “Obligors.”
     The Obligors and the Initial Purchaser have entered into a Registration Rights Agreement dated as of June 7, 2011 (the “Registration Rights Agreement”), pursuant to which the Obligors have agreed to file, under certain conditions, with the Securities and Exchange Commission (the “SEC”), a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to an offer (the “Exchange Offer”) by the Obligors to the holders of the Initial Securities to issue and deliver to such holders, in exchange for their Initial Securities, a like principal amount of new debt securities (the “Exchange Securities”) identical to the Initial Securities in all material respects, except that the Exchange Securities will not (except in specified circumstances) be subject to restrictions on transfer.
     We are furnishing this opinion letter to you pursuant to Section 7(c) of the Purchase Agreement.
     In rendering the opinions set forth herein, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction, of the following:
          (a) the Issuer’s Preliminary Confidential Offering Circular dated May 23, 2011 (the “Preliminary Offering Circular”) relating to the Initial Securities;
          (b) the Issuer’s Confidential Offering Circular dated May 26, 2011 (the “Offering Circular”) relating to the Initial Securities;
          (c) the Issuer’s term sheet dated May 26, 2011, relating to the Initial Securities (the “Pricing Term Sheet” and together with the Preliminary Offering Circular, the “Disclosure Package”);
          (d) each of the Issuer’s reports that have been filed with the SEC and are incorporated by reference in the Offering Circular (the “Incorporated Documents”);
          (e) the Indenture;
          (f) the form of the Initial Securities and the form of the Exchange Securities;

          (g) each of (i) the global note executed by the Issuer pursuant to the Indenture, in the aggregate principal amount of $[____], representing the Initial Securities purchased and sold pursuant to the Purchase Agreement with a view toward resale in reliance on Rule 144A under the Securities Act and (ii) the global note executed by the Issuer pursuant to the Indenture, in the aggregate principal amount of $[____], representing the Initial Securities purchased and sold pursuant to the Purchase Agreement with a view toward resale in reliance on Regulation S under the Securities Act;
          (h) the Purchase Agreement;
          (i) the Registration Rights Agreement;
          (j) the Second Amended and Restated Certificate of Incorporation of the Issuer, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of the Issuer as in effect on each of the dates of the adoption of the resolutions specified in paragraph 17(kkk) below, the date of the Purchase Agreement and the date hereof (the “Issuer Certificate of Incorporation”);
          (k) the Second Amended and Restated Bylaws of the Issuer, certified by the Secretary of the Issuer as in effect on each of the dates of the adoption of the resolutions specified in paragraph 17(kkk) below, the date of the Purchase Agreement and the date hereof (the “Issuer Bylaws”);
          (l) the Articles of Organization of Texas Environmental Waste Services, LLC, certified by the Secretary of State of the State of Texas as in effect on May [__], 2011, and certified by the Secretary of Texas Environmental Waste Services, LLC as in effect on each of the dates of the adoption of the resolutions specified in paragraph (lll) below, the date of the Purchase Agreement and the date hereof;
          (m) the Regulations of Texas Environmental Waste Services, LLC, certified by the Secretary of Texas Environmental Waste Services, LLC as in effect on each of the dates of the adoption of the resolutions specified in paragraph (lll) below, the date of the Purchase Agreement and the date hereof;
          (n) the Certificate of Formation of Waste Corporation of Arkansas, LLC, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of Waste Corporation of Arkansas, LLC as in effect on each of the dates of the adoption of the resolutions specified in paragraph (mmm) below, the date of the Purchase Agreement and the date hereof;
          (o) the Limited Liability Company Agreement of Waste Corporation of Arkansas, LLC, certified by the Secretary of Waste Corporation of Arkansas, LLC as in effect on each of the dates of the adoption of the resolutions specified in paragraph (mmm) below, the date of the Purchase Agreement and the date hereof;
          (p) the Amended and Restated Certificate of Incorporation of Waste Corporation of Kansas, Inc., certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of Waste Corporation of Kansas, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (nnn) below, the date of the Purchase Agreement and the date hereof;
          (q) the Amended and Restated Bylaws of Waste Corporation of Kansas, Inc., certified by the Secretary of Waste Corporation of Kansas, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (nnn) below, the date of the Purchase Agreement and the date hereof;
          (r) the Certificate of Incorporation of Waste Corporation of Missouri, Inc., certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of Waste Corporation of Missouri, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (ooo) below, the date of the Purchase Agreement and the date hereof;

          (s) the Bylaws of Waste Corporation of Missouri, Inc., certified by the Secretary of Waste Corporation of Missouri, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (ooo) below, the date of the Purchase Agreement and the date hereof;
          (t) the Certificate of Incorporation of Waste Corporation of Tennessee, Inc., as amended, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of Waste Corporation of Tennessee, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (ppp) below, the date of the Purchase Agreement and the date hereof;
          (u) the Bylaws of Waste Corporation of Tennessee, Inc., certified by the Secretary of Waste Corporation of Tennessee, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (ppp) below, the date of the Purchase Agreement and the date hereof;
          (v) the Certificate of Limited Partnership of Waste Corporation of Texas, L.P., as amended, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA Texas Management General, Inc., its general partner, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (qqq) below, the date of the Purchase Agreement and the date hereof;
          (w) the Agreement of Limited Partnership of Waste Corporation of Texas, L.P., certified by the Secretary of WCA Texas Management General, Inc., its general partner, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (qqq) below, the date of the Purchase Agreement and the date hereof;
          (x) the Certificate of Incorporation of WCA Capital, Inc., certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA Capital, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (rrr) below, the date of the Purchase Agreement and the date hereof;
          (y) the Bylaws of WCA Capital, Inc., certified by the Secretary of WCA Capital, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (rrr) below, the date of the Purchase Agreement and the date hereof;
          (z) the Certificate of Incorporation of WCA Holdings Corporation, as amended, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA Holdings Corporation as in effect on each of the dates of the adoption of the resolutions specified in paragraph (sss) below, the date of the Purchase Agreement and the date hereof;
          (aa) the Bylaws of WCA Holdings Corporation, certified by the Secretary of WCA Holdings Corporation as in effect on each of the dates of the adoption of the resolutions specified in paragraph (sss) below, the date of the Purchase Agreement and the date hereof;
          (bb) the Certificate of Limited Partnership of WCA Management Company, LP, as amended, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA Management General, Inc., its general partner, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (ttt) below, the date of the Purchase Agreement and the date hereof;
          (cc) the Agreement of Limited Partnership of WCA Management Company, LP, certified by the Secretary of WCA Management General, Inc., its general partner, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (ttt) below, the date of the Purchase Agreement and the date hereof;

          (dd) the Certificate of Incorporation of WCA Management General, Inc., certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA Management General, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (uuu) below, the date of the Purchase Agreement and the date hereof;
          (ee) the Bylaws of WCA Management General, Inc., certified by the Secretary of WCA Management General, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (uuu) below, the date of the Purchase Agreement and the date hereof;
          (ff) the Certificate of Incorporation of WCA Management Limited, Inc., certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA Management Limited, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (vvv) below, the date of the Purchase Agreement and the date hereof;
          (gg) the Bylaws of WCA Management Limited, Inc., certified by the Secretary of WCA Management Limited, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (vvv) below, the date of the Purchase Agreement and the date hereof;
          (hh) the Certificate of Formation of WCA of Alabama, L.L.C., as amended, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA of Alabama, L.L.C. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (www) below, the date of the Purchase Agreement and the date hereof;
          (ii) the Limited Liability Company Agreement of WCA of Alabama, L.L.C., certified by the Secretary of WCA of Alabama, L.L.C. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (www) below, the date of the Purchase Agreement and the date hereof;
          (jj) the Certificate of Incorporation of WCA of Central Florida, Inc., certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA of Central Florida, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (xxx) below, the date of the Purchase Agreement and the date hereof;
          (kk) the Bylaws of WCA of Central Florida, Inc., certified by the Secretary of WCA of Central Florida, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (xxx) below, the date of the Purchase Agreement and the date hereof;
          (ll) the Certificate of Formation of WCA of Florida, LLC, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA of Florida, LLC as in effect on each of the dates of the adoption of the resolutions specified in paragraph (yyy) below, the date of the Purchase Agreement and the date hereof;
          (mm) the Limited Liability Company Agreement of WCA of Florida, LLC, certified by the Secretary of WCA of Florida, LLC as in effect on each of the dates of the adoption of the resolutions specified in paragraph (yyy) below, the date of the Purchase Agreement and the date hereof;
          (nn) the Certificate of Formation of WCA of North Carolina, LLC, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA of North Carolina, LLC as in effect on each of the dates of the adoption of the resolutions specified in paragraph (zzz) below, the date of the Purchase Agreement and the date hereof;
          (oo) the Limited Liability Company Agreement of WCA of North Carolina, LLC, certified by the Secretary of WCA of North Carolina, LLC as in effect on each of the dates of the adoption of the resolutions specified in paragraph (zzz) below, the date of the Purchase Agreement and the date hereof;

          (pp) the Certificate of Formation of WCA Shiloh Landfill, L.L.C., as amended, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA Shiloh Landfill, L.L.C. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (aaaa) below, the date of the Purchase Agreement and the date hereof;
          (qq) the Limited Liability Company Agreement of WCA Shiloh Landfill, L.L.C., certified by the Secretary of WCA Shiloh Landfill, L.L.C. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (aaaa) below, the date of the Purchase Agreement and the date hereof;
          (rr) the Certificate of Incorporation of WCA Texas Management General, Inc., certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA Texas Management General, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (bbbb) below, the date of the Purchase Agreement and the date hereof;
          (ss) the Bylaws of WCA Texas Management General, Inc., certified by the Secretary of WCA Texas Management General, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (bbbb) below, the date of the Purchase Agreement and the date hereof;
          (tt) the Certificate of Incorporation of WCA Waste Systems, Inc., as amended, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA Waste Systems, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (cccc) below, the date of the Purchase Agreement and the date hereof
          (uu) the Bylaws of WCA Waste Systems, Inc., certified by the Secretary of WCA Waste Systems, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (cccc) below, the date of the Purchase Agreement and the date hereof;
          (vv) the Certificate of Formation of Burnt Poplar Transfer, LLC, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of Burnt Poplar Transfer, LLC, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (dddd) below, the date of the Purchase Agreement and the date hereof;
          (ww) The Amended and Restated Operating Agreement of Burnt Poplar Transfer, LLC, certified by the Secretary of Burnt Poplar Transfer, LLC, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (dddd) below;
          (xx) the Certificate of Limited Partnership of Fort Bend Regional Landfill, L.P., certified by the Secretary of State of the State of Texas as in effect on May [__], 2011, and certified by the Secretary of WCA Texas Management General, Inc., its general partner, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (eeee) below, the date of the Purchase Agreement and the date hereof;
          (yy) the Agreement of Limited Partnership of Fort Bend Regional Landfill, L.P., certified by the Secretary of WCA Texas Management General, Inc., its general partner, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (eeee) below, the date of the Purchase Agreement and the date hereof;
          (zz) the Certificate of Limited Partnership of Ruffino Hills Transfer Station, L.P., certified by the Secretary of State of the State of Texas as in effect on May [__], 2011, and certified by the Secretary of WCA Texas Management General, Inc., its general partner, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (ffff) below, the date of the Purchase Agreement and the date hereof;

          (aaa) the Agreement of Limited Partnership, as amended by Amendment No. 1 to the Agreement of Limited Partnership, of Ruffino Hills Transfer Station, L.P., certified by the Secretary of WCA Texas Management General, Inc., its general partner, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (ffff) below, the date of the Purchase Agreement and the date hereof;
          (bbb) the Certificate of Formation of WCA of Massachusetts, LLC, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA of Massachusetts, LLC, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (gggg) below, the date of the Purchase Agreement and the date hereof;
          (ccc) the Limited Liability Company Agreement of WCA of Massachusetts, LLC, certified by the Secretary of WCA of Massachusetts, LLC, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (gggg) below;
          (ddd) the Certificate of Formation of WCA of Mississippi, LLC, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA of Mississippi, LLC, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (hhhh) below, the date of the Purchase Agreement and the date hereof;
          (eee) the Limited Liability Company Agreement of WCA of Mississippi, LLC, certified by the Secretary of WCA of Mississippi, LLC, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (hhhh) below;
          (fff) the Certificate of Formation of WCA of Ohio, LLC, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA of Ohio, LLC, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (iiii) below, the date of the Purchase Agreement and the date hereof;
          (ggg) the Limited Liability Company Agreement of WCA of Ohio, LLC, certified by the Secretary of WCA of Ohio, LLC, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (iiii) below;
          (hhh) the Certificate of Formation of WCA of Oklahoma, LLC, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA of Oklahoma, LLC, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (jjjj) below, the date of the Purchase Agreement and the date hereof;
          (iii) the Operating Agreement of WCA of Oklahoma, LLC, certified by the Secretary of WCA of Oklahoma, LLC, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (jjjj) below;
          (jjj) the Certificate of Formation of WCA of St. Lucie, LLC, certified by the Secretary of State of the State of Delaware as in effect on May [__], 2011, and certified by the Secretary of WCA of St. Lucie, LLC, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (kkkk) below, the date of the Purchase Agreement and the date hereof;
          (kkk) the Limited Liability Company Agreement of WCA of St. Lucie, LLC, certified by the Secretary of WCA of St. Lucie, LLC, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (kkkk) below;
          (lll) resolutions of the Board of Directors of the Issuer dated May [__], 2011, and resolutions of the Pricing Committee of the Board of Directors of the Issuer dated May [__], 2011, certified by the Secretary of the Issuer;

          (mmm) resolutions of the sole member of Texas Environmental Waste Services, LLC dated May [__], 2011, certified by the Secretary of Texas Environmental Waste Services, LLC;
          (nnn) resolutions of the Board of Managers of Waste Corporation of Arkansas, LLC dated May [__], 2011, certified by the Secretary of Waste Corporation of Arkansas, LLC;
          (ooo) resolutions of the Board of Directors of Waste Corporation of Kansas, Inc. dated May [__], 2011, certified by the Secretary of Waste Corporation of Kansas, Inc.;
          (ppp) resolutions of the Board of Directors of Waste Corporation of Missouri, Inc. dated May [__], 2011, certified by the Secretary of Waste Corporation of Missouri, Inc.;
          (qqq) resolutions of the Board of Directors of Waste Corporation of Tennessee, Inc. dated May [__], 2011, certified by the Secretary of Waste Corporation of Tennessee, Inc.;
          (rrr) resolutions of the Board of Directors of WCA Texas Management General, Inc., as general partner of Waste Corporation of Texas, L.P., dated May [__], 2011, certified by the Secretary of WCA Texas Management General, Inc., as general partner of Waste Corporation of Texas, L.P.;
          (sss) resolutions of the Board of Directors of WCA Capital, Inc. dated May [__], 2011, certified by the Secretary of WCA Capital, Inc.;
          (ttt) resolutions of the Board of Directors of WCA Holdings Corporation dated May [__], 2011, certified by the Secretary of WCA Holdings Corporation;
          (uuu) resolutions of the Board of Directors of WCA Management General, Inc., as general partner of WCA Management Company, LP, dated May [__], 2011, certified by the Secretary of WCA Management General, Inc., as general partner of WCA Management Company, LP;
          (vvv) resolutions of the Board of Directors of WCA Management General, Inc. dated May [__], 2011, certified by the Secretary of WCA Management General, Inc.;
          (www) resolutions of the Board of Directors of WCA Management Limited, Inc. dated May [__], 2011, certified by the Secretary of WCA Management Limited, Inc.;
          (xxx) resolutions of the sole member of WCA of Alabama, L.L.C. dated May [__], 2011, certified by the Secretary of WCA of Alabama, L.L.C.;
          (yyy) resolutions of the Board of Directors of WCA of Central Florida, Inc. dated May [__], 2011, certified by the Secretary of WCA of Central Florida, Inc.;
          (zzz) resolutions of the sole member of WCA of Florida, LLC dated May [__], 2011, certified by the Secretary of WCA of Florida, LLC;
          (aaaa) resolutions of the sole member of WCA of North Carolina, LLC dated May [__], 2011, certified by the Secretary of WCA of North Carolina, LLC;
          (bbbb) resolutions of the sole member of WCA Shiloh Landfill, L.L.C. dated May [__], 2011, certified by the Secretary of WCA Shiloh Landfill, L.L.C.;
          (cccc) resolutions of the Board of Directors of WCA Texas Management General, Inc. dated May [__], 2011, certified by the Secretary of WCA Texas Management General, Inc.;

          (dddd) resolutions of the Board of Directors of WCA Waste Systems, Inc. dated May [__], 2011, certified by the Secretary of WCA Waste Systems, Inc.;
          (eeee) resolutions of the sole member of WCA Burnt Poplar Transfer, LLC dated May [__], 2011, certified by the Secretary of WCA Burnt Poplar Transfer, LLC;
          (ffff) resolutions of the Board of Directors of WCA Management General, Inc., as general partner of Fort Bend Regional Landfill, L.P., dated May [__], 2011, certified by the Secretary of WCA Management General, Inc., as general partner of Fort Bend Regional Landfill, L.P.;
          (gggg) resolutions of the Board of Directors of WCA Management General, Inc., as general partner of Ruffino Hills Transfer Station, L.P., dated May [__], 2011, certified by the Secretary of WCA Management General, Inc., as general partner of Ruffino Hills Transfer Station, L.P.;
          (hhhh) resolutions of the sole member of WCA of Massachusetts, LLC dated May [__], 2011, certified by the Secretary of WCA of Massachusetts, LLC;
          (iiii) resolutions of the sole member of WCA of Mississippi, LLC dated May [__], 2011, certified by the Secretary of WCA of Mississippi, LLC;
          (jjjj) resolutions of the sole member of WCA of Ohio, LLC dated May [__], 2011, certified by the Secretary of WCA of Ohio, LLC;
          (kkkk) resolutions of the sole member of WCA of Oklahoma, LLC dated May [__], 2011, certified by the Secretary of WCA of Oklahoma, LLC;
          (llll) resolutions of the sole member of WCA of St. Lucie, LLC dated May [__], 2011, certified by the Secretary of WCA of St. Lucie, LLC;
          (mmmm) certificates from the Secretary of State of the State of Delaware dated May [__], 2011 as to the good standing and legal existence under the laws of the State of Delaware of each of the Issuer, Burnt Poplar Transfer, LLC, Waste Corporation of Texas, L.P., Waste Corporation of Arkansas, LLC, Waste Corporation of Kansas, Inc., Waste Corporation of Missouri, Inc., Waste Corporation of Tennessee, Inc., WCA Capital, Inc., WCA Holdings Corporation, WCA Management Company, LP, WCA Management General, Inc., WCA Management Limited, Inc., WCA of Alabama, LLC, WCA of Central Florida, Inc., WCA of Florida, LLC, WCA of Florida, LLC, WCA of Massachusetts, LLC, WCA of Mississippi, LLC, WCA of North Carolina, LLC, WCA of Ohio, LLC, WCA of Oklahoma, LLC and WCA of St. Lucie, LLC, WCA Shiloh Landfill, LLC, WCA Texas Management General, Inc. and WCA Waste Systems, Inc.;
          (nnnn) certificates from the Secretary of State of the State of Texas dated May [__], 2011 as to the legal existence under the laws of the State of Texas of Texas Environmental Waste Services, LLC, Fort Bend Regional Landfill, L.P. and Ruffino Hills Transfer Station, L.P., and (ii) certificates from the Comptroller of Public Accounts of the State of Texas as to the good standing under the laws of the State of Texas dated May [__], 2011 of Texas Environmental Waste Services, LLC, Fort Bend Regional Landfill, L.P. and Ruffino Hills Transfer Station, L.P.;
          (oooo) a certificate dated the date hereof (the “Opinion Support Certificate”), executed by the Senior Vice President and Chief Financial Officer and by the Vice President and General Counsel of the Issuer, a copy of which is attached hereto as Exhibit A; and
          (pppp) each of the Applicable Agreements (as defined below).
     We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Obligors and such agreements, certificates of public officials, certificates of officers or other representatives of the Obligors and others, and such other documents, certificates and records, as we have deemed necessary or appropriate as a basis for the opinions set forth herein. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as certified or photostatic copies. As to any facts material to the opinions and statements expressed herein that we did not independently establish or verify, we have relied, to the extent we deem appropriate, upon (i) oral or written statements and representations of officers and other representatives of the Obligors (including, without limitation, the facts certified in the Opinion Support Certificate), (ii) representations made by the Obligors and representations made by the Initial Purchaser in the Purchase Agreement and (iii) statements and certifications of public officials and others.
     As used herein, the following terms have the respective meanings set forth below:
     “Applicable Agreements” means those agreements and other instruments identified on Schedule 1 to the Opinion Support Certificate, which have been certified by officers of the Issuer as being every indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or other agreement that is material in relation to the business, operations, affairs, financial condition, assets, or properties of the Issuer and its subsidiaries, considered as a single enterprise.
     “Applicable Guarantors” means the Delaware Guarantors and the Texas Guarantors, collectively.
     “Applicable Obligor Organizational Documents” means, collectively, the instruments listed in paragraphs (i) through (jjj) above, each in the form reviewed by us, as indicated above.
     “Delaware Guarantors” means the Guarantors listed in Exhibit B hereto as being organized under the laws of the State of Delaware.
     “Person” means a natural person or a legal entity organized under the laws of any jurisdiction.
     “Texas Guarantors” means the Guarantors listed in Exhibit B hereto as being organized under the laws of the State of Texas.
     “Transaction Documents” means collectively, the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Initial Securities and the Exchange Securities.
     Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:
          1. The Issuer is validly existing as a corporation and in good standing under the laws of the State of Delaware. Each of the Delaware Guarantors is validly existing as a corporation, limited liability company or limited partnership (as indicated in Exhibit B) and in good standing under the laws of the State of Delaware. Each of the Texas Guarantors is validly existing as a corporation or limited partnership (as indicated in Exhibit B) and in good standing under the laws of the State of Texas.
          2. The Issuer has the corporate power and corporate authority under the laws of the State of Delaware to (i) execute and deliver, and incur and perform all of its obligations under, the Transaction Documents and (ii) carry on its business and own its properties as described in the Offering Circular. Each of the Applicable Guarantors has the corporate, limited liability company or limited partnership power and authority under the laws of its jurisdiction of formation or organization indicated in Exhibit B hereto to (i) execute and deliver, and to incur and perform all of its obligations under, the Transaction Documents to which it is a party and (ii) carry on its business and own its properties as described in the Offering Circular.
          3. Each of the Purchase Agreement, the Registration Rights Agreement, the Initial Securities and the Indenture has been duly authorized, executed and delivered by the Issuer. The Exchange Securities have been duly authorized by the Issuer. Each of the Purchase Agreement, the Registration Rights Agreement and the Indenture has been duly authorized, executed and delivered by each of the Applicable Guarantors.
          4. None of (i) the execution and delivery of, or the incurrence or performance by the Obligors of their respective obligations under, each of the Transaction Documents to which it is a party, each in accordance with its terms, (ii) the offering, issuance, sale and delivery of the Initial Securities pursuant to the Purchase Agreement, (iii)

the offering, issuance, exchange and delivery of the Exchange Securities pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (iv) the issuance of the guaranties of the Initial Securities by the Guarantors, or (v) the issuance of the guaranties of the Exchange Securities by the Guarantors, at such time as the Exchange Securities are issued pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (A) constituted, constitutes or will constitute a violation of the Applicable Obligor Organizational Documents, (B) constituted, constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default), under any Applicable Agreement, (C) resulted, results or will result in the creation of any security interest in, or lien upon, any of the property or assets of any Obligor pursuant to any Applicable Agreement, or (D) resulted, results or will result in any violation of (i) applicable laws of the State of Texas, (ii) applicable laws of the State of New York, (iii) the General Corporation Law of the State of Delaware, (iv) the Limited Liability Company Act of the State of Delaware, (v) the Revised Uniform Limited Partnership Act of the State of Delaware, (vi) applicable laws of the United States of America or (vii) Regulation T, U or X of the Board of Governors of the Federal Reserve System.
          5. No Governmental Approval or Filing, which has not been obtained or made and is not in full force and effect, is required to authorize, or is required for the execution and delivery by each of the Obligors of, the Transaction Documents to which it is a party or the incurrence or performance of its obligations thereunder, or the enforceability of any of such Transaction Documents against any of the Obligors that is a party thereto. As used in this paragraph, “Governmental Approval or Filing” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of the State of Texas, the State of New York, the State of Delaware or the United States of America, pursuant to (i) applicable laws of the State of Texas, (ii) applicable laws of the State of New York, (iii) the General Corporation Law of the State of Delaware, (iv) the Limited Liability Company Act of the State of Delaware, (vi) the Revised Uniform Limited Partnership Act of the State of Delaware or (xii) applicable laws of the United States of America.
          6. The statements under the caption “Description of Notes” in the Preliminary Offering Circular (as supplemented by the Pricing Term Sheet) and under such caption in the Offering Circular, insofar as such statements purport to summarize certain provisions of documents referred to therein and reviewed by us as described above, fairly summarize such provisions in all material respects, subject to the qualifications and assumptions stated therein.
          7. The statements in the Preliminary Offering Circular and the Offering Circular under the caption “Material U.S. Federal Income Tax Considerations,” insofar as they refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein.
          8. The Indenture constitutes a valid and binding obligation of each of the Obligors, enforceable against each of them in accordance with its terms, under applicable laws of the State of New York.
          9. When authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the Purchase Agreement, the Initial Securities will constitute valid and binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms, under applicable laws of the State of New York.
          10. When the Initial Securities have been authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the Purchase Agreement, the guarantee of the Initial Securities included in the Indenture will constitute a valid and binding obligation of the Guarantors, enforceable against the Guarantors in accordance with the terms of the Indenture, under applicable laws of the State of New York.
          11. When validly executed by the Issuer and authenticated by the Trustee in the manner provided in the Indenture and delivered in exchange for Initial Securities pursuant to the Exchange Offer contemplated by the Registration Rights Agreement, the Exchange Securities will constitute valid and binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms, under applicable laws of the State of New York.
          12. When the Exchange Securities have been validly executed by the Issuer and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered in exchange for Initial Securities pursuant to the Exchange Offer contemplated by the Registration Rights Agreement, the guarantee included in the Indenture of the Exchange Securities will constitute a valid and binding obligation of the Guarantors, enforceable against the Guarantors in accordance with the terms of the Indenture, under applicable laws of the State of New York.
          13. The Registration Rights Agreement constitutes a valid and binding obligation of each of the Obligors, enforceable against each of them in accordance with its terms, under applicable laws of the State of New York.
          14. Assuming (i) the accuracy of the representations and warranties of the Obligors set forth in Sections 2(x) and 2(y) of the Purchase Agreement, (ii) the due performance by the Obligors and the Initial Purchaser of the covenants and agreements set forth in the Purchase Agreement, (iii) the compliance by the Initial Purchaser with the offering and transfer procedures and the restrictions described in the Offering Circular, (iv) the accuracy of the representations and warranties of the Initial Purchaser set forth in Section 4 of the Purchase Agreement, (v) the accuracy of the representations and warranties made or deemed to be made in accordance with the Purchase Agreement and the Offering Circular by purchasers to whom the Initial Purchaser initially resells the Initial Securities, and (vi) that purchasers to whom the Initial Purchaser initially resells the Initial Securities have been made aware of the information set forth in the Offering Circular under the caption “Notice to Investors,” (A) the offer, issue, sale and delivery of the Initial Securities (and the guaranties thereof by the Guarantors) to the Initial Purchaser and the initial resale of the Initial Securities (and the guaranties thereof by the Guarantors) by the Initial Purchaser, each in the manner contemplated by the Purchase Agreement and the Offering Circular, do not require registration under the Securities Act, and (B) prior to the consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), such offer, issue, sale and delivery of the Initial Securities (and the guaranties thereof by the Guarantors) and such initial resale of the Initial Securities (and the guaranties thereof by the Guarantors) do not require qualification of the Indenture under the Trust Indenture Act of 1939, as amended; provided, however, that we express no opinion as to any subsequent resale of any Initial Security (and the guaranties thereof by the Guarantors) or any Exchange Security (and the guaranties thereof by the Guarantors).
          15. Each of the Obligors is not, and immediately after giving effect to the issuance and sale of the Initial Securities occurring today and the application of proceeds therefrom as described in the Disclosure Package and the Offering Circular, will not be, an “investment company” within the meaning of said term as used in the Investment Company Act of 1940, as amended.
     In addition, we have participated in conferences with officers and other representatives of the Obligors, the independent registered public accounting firm for the Obligors, your counsel and your representatives at which the contents of the Disclosure Package and the Offering Circular (including the Incorporated Documents) and related matters were discussed and, although we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Disclosure Package and the Offering Circular (except as and to the extent set forth in paragraphs 5 and 6 above), on the basis of the foregoing (relying with respect to factual matters to the extent we deem appropriate upon statements by officers and other representatives of the Obligors), no facts have come to our attention that have led us to believe that (i) the Disclosure Package (including the Incorporated Documents), as of [____] p.m. (Eastern Time) on May 26, 2011 (which you have informed us is a time prior to the time of the first sale of the Initial Securities by the Initial Purchaser), contained an untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) the Offering Circular (including the Incorporated Documents), as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that we express no opinion, statement or belief in this letter with respect to the exhibits to the

Incorporated Documents, (ii) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon and (iii) any other financial or accounting data, included or incorporated or deemed incorporated by reference in, or excluded from, the Offering Circular or the Disclosure Package. Without limiting the foregoing, we call to your attention that (i) the Disclosure Package and the Offering Circular have been prepared in the context of a Rule 144A transaction and not as part of a registration statement under the Securities Act, and (ii) the Disclosure Package and the Offering Circular do not contain all information that would be required in a registration statement under the Securities Act.
     We express no opinion as to the laws of any jurisdiction other than (i) applicable laws of the State of New York, (ii) applicable laws of the State of Texas, (iii) applicable laws of the United States of America, (iv) certain other specified laws of the United States of America to the extent referred to specifically herein, (v) the General Corporation Law of the State of Delaware, (vi) the Limited Liability Company Act of the State of Delaware and (vii) the Revised Uniform Limited Partnership Act of the State of Delaware. References herein to “applicable laws” mean those laws, rules and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided however, that such references (including, without limitation, those appearing in paragraphs 3 and 4 above) do not include any municipal or other local laws, rules or regulations, or any antifraud, environmental, labor, securities, tax, insurance or antitrust, laws, rules or regulations.
     Our opinions expressed herein are subject to the following additional assumptions and qualifications:
          (i) The opinions set forth in paragraph 1 above as to the valid existence and good standing of the Issuer and the other entities mentioned in such paragraph are based solely upon our review of certificates and other communications from the appropriate public officials.
          (ii) In rendering the opinions set forth in paragraph 3 above regarding Applicable Agreements, we do not express any opinion, however, as to whether the execution or delivery by the Obligors of the Transaction Documents, or the incurrence or performance by any of the Obligors of its obligations thereunder, will constitute a violation of, or a default under or as a result of, any covenant, restriction or provision with respect to any financial ratio or test or any aspect of the financial condition or results of operation of any of the Obligors.
          (iii) The opinion set forth in paragraph 6 above with respect to U.S. federal income tax consequences is based upon our interpretations of current U.S. federal income tax law, including court authority and existing final and temporary U.S. Treasury regulations, which are subject to change both prospectively and retroactively, and upon the assumptions and qualifications discussed herein. We note that such opinion represents merely our best legal judgment on the matters presented and that others may disagree with our conclusion. Such opinion is not binding upon the Internal Revenue Service or courts, and there is no guarantee that the Internal Revenue Service will not successfully challenge our conclusions. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, would not adversely affect the accuracy of our conclusions.
          (iv) Treasury Circular 230 Disclosure. This disclosure is provided to comply with Treasury Circular 230. The opinion set forth in paragraph 6 of this letter is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding tax penalties that may be imposed on the person. Such opinion was written to support the promoting, marketing or recommending of the transactions or matters addressed by this written advice, and the taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor. No limitation has been imposed by our firm on disclosure of the tax treatment or tax structure of the transaction.
          (v) Our opinions in paragraphs 7, 8, 9, 10, 11 and 12 above may be:
          (1) limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally; and

          (2) subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, the possible unavailability of specific performance, injunctive relief or any other equitable remedy and concepts of materiality, reasonableness, good faith and fair dealing.
          (vi) Our opinions in paragraphs 7, 8, 9, 10, 11 and 12 insofar as they pertain to the choice of law provisions of the instruments referred to in such paragraphs, are rendered solely in reliance upon New York General Obligations Law Section 5-1401, and are expressly conditioned upon the assumption that the legality, validity, binding effect and enforceability of said provisions will be determined by a court of the State of New York or a United States federal court sitting in New York and applying New York choice of law rules, including said Section 5-1401. We express no opinion as to any such provision if such legality, validity, binding effect or enforceability is determined by any other court, and we call your attention to the decision of the United States District Court for the Southern District of New York in Lehman Brothers Commercial Corp. v. Minmetals Int’l Non-Ferrous Metals Trading Co., 179 F. Supp. 2d 119 (S.D.N.Y. 2000), which, among other things, contains dicta relating to possible constitutional limitations upon said Section 5-1401. We express no opinion as to any such constitutional limitations upon said Section 5-1401 or their effect, if any, upon any opinion herein expressed.
          (vii) We express no opinion as to the validity, effect or enforceability of any provisions:
          (1) purporting to establish evidentiary standards or limitations periods for suits or proceedings to enforce such documents or otherwise, to establish certain determinations (including determinations of contracting parties and judgments of courts) as conclusive or conclusive absent manifest error, to commit the same to the discretion of any Person or permit any Person to act in its sole judgment or to waive rights to notice;
          (2) providing that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that each and every remedy shall be cumulative and in addition to every other remedy or that any delay or omission to exercise any right or remedy shall not impair any other right or remedy or constitute a waiver thereof;
          (3) relating to severability or separability;
          (4) purporting to limit the liability of, or to exculpate, any Person, including, without limitation, any provision that purports to waive liability for violation of securities laws;
          (5) purporting to waive damages;
          (6) that relate to indemnification, contribution or reimbursement obligations to the extent any such provisions (i) would purport to require any Person to provide indemnification, contribution or reimbursement in respect of the negligence, recklessness, willful misconduct or unlawful or wrongful behavior of any Person, (ii) violate any law, rule or regulation (including any federal or state securities law, rule or regulation) or (iii) are determined to be contrary to public policy;
          (7) purporting to establish any obligation of any party as absolute or unconditional regardless of the occurrence or non-occurrence or existence or non-existence of any event or other state of facts;
          (8) purporting to obligate any party to conform to a standard that may not be objectively determinable or employing items that are vague or have no commonly accepted meaning in the context in which used;
          (9) purporting to require the payment of liquidated damages or additional interest for failure timely to comply with obligations under the Registration Rights Agreement, to the extent that payment of the same would constitute a penalty;

          (10) purporting to require that all amendments, waivers and terminations be in writing or the disregard of any course of dealing or usage of trade;
          (11) relating to consent to jurisdiction insofar as such provisions purport to confer subject matter jurisdiction upon any court that does not have such jurisdiction, whether in respect of bringing suit, enforcement of judgments or otherwise;
          (12) purporting to limit the obligations of any party to the extent necessary to avoid such obligations constituting a fraudulent transfer or conveyance;
          (13) purporting to require disregard of mandatory choice of law principles that could require application of a law other than the law expressly chosen to govern the instrument in which such provisions appear; or
          (14) purporting to waive rights to trial by jury or rights to object to jurisdiction based on inconvenient forum.
          (viii) We express no opinion as to the validity, effect or enforceability of Section 4.06 of the Indenture.
          (ix) In making our examination of executed documents, we have assumed (except to the extent that we expressly opine above) (1) the valid existence and good standing of each of the parties thereto, (2) that such parties had the power and authority, corporate, partnership, limited liability company or other, to enter into and to incur and perform all their obligations thereunder, (3) the due authorization by all requisite action, corporate, partnership, limited liability company or other, and the due execution and delivery by such parties of such documents and (4) to the extent such documents purport to constitute agreements, that each of such documents constitutes the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms. In this paragraph (viii), all references to parties to documents shall be deemed to mean and include each of such parties, and each other person (if any) directly or indirectly acting on its behalf.
          (x) Except to the extent that we expressly opine above, we have assumed that the execution and delivery of the Transaction Documents, and the incurrence and performance of the obligations thereunder of the parties thereto do not and will not contravene, breach, violate or constitute a default under (with the giving of notice, the passage of time or otherwise) (a) the certificate of incorporation, certificate of formation, certificate of limited partnership, articles of organization, charter, bylaws, limited liability company agreement, regulations, limited partnership agreement or similar organic document of any such party, (b) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument, (c) any statute, law, rule, or regulation, (d) any judicial or administrative order or decree of any governmental authority, or (e) any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority, in each case, to which any party to the Transaction Documents or any of its subsidiaries or any of their respective properties may be subject, or by which any of them may be bound or affected. Further, we have assumed the compliance by each such party, other than the Obligors, with all laws, rules and regulations applicable to it, as well as the compliance by each of the Obligors, and each other person (if any) directly or indirectly acting on its behalf, with all laws, rules and regulations that may be applicable to it by virtue of the particular nature of the business conducted by it or any goods or services produced or rendered by it or property owned, operated or leased by it, or any other facts pertaining specifically to it. In this paragraph (ix), all references to parties to the Transaction Documents, other than the first such reference, shall be deemed to mean and include each of such parties, and each other person (if any) directly or indirectly acting on its behalf.
          (xi) Without limiting the generality of our qualification in clause 0 of paragraph (iv) above, we express no opinion as to the applicability or effect of any preference, fraudulent transfer or conveyance, or similar law (including, without limitation, Section 548 of Title 11 of the United States Code or Article 10 of the New York Debtor Creditor Law) on the Transaction Documents or any transactions contemplated thereby or any opinion expressed herein.

          (xii) We express no opinion as to the effect of the laws of any jurisdiction in which any holder of any Initial Security or Exchange Security is located (other than the State of New York) that limit the interest, fees or other charges such holder may impose for the loan or use of money or other credit.
          (xiii) Except to the extent that we expressly opine above, we have assumed that no authorization, consent or other approval of, notice to or registration, recording or filing with any court, governmental authority or regulatory body (other than routine informational filings, filings under the Securities Act and filings under the Securities Exchange Act of 1934, as amended) is required to authorize, or is required in connection with the transactions contemplated by the Transaction Documents, the execution or delivery thereof by or on behalf of any party thereto or the incurrence or performance by any of the parties thereto of its obligations thereunder.
          (xiv) We advise you that certain of the guaranty and surety waivers contained in the Indenture may be unenforceable in whole or in part.
     This opinion is being furnished only to you in connection with the sale of the Initial Securities under the Purchase Agreement occurring today and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other Person, including any purchaser of any Initial Security from you and any subsequent purchaser of any Initial Security or Exchange Security, without our express written permission. The opinions expressed herein are as of the date hereof only and are based on laws, orders, contract terms and provisions, and facts as of such date, and we disclaim any obligation to update this opinion letter after such date or to advise you of changes of facts stated or assumed herein or any subsequent changes in law.

Very truly yours,

Exhibit A
WCA Waste Corporation
Officers’ Certificate
June 7, 2011
     Reference is made to the Purchase Agreement dated May 26, 2011 (the “Purchase Agreement”) among (i) WCA Waste Corporation, a Delaware corporation (the “Issuer”), (ii) the subsidiaries of the Issuer listed on Schedule A thereto and (iii) Credit Suisse Securities (USA) LLC (the “Initial Purchaser”), relating to the sale by the Issuer to the Initial Purchaser of $175,000,000 aggregate principal amount of the Issuer’s 7.50% Senior Notes due 2019 (the “Initial Securities”). The undersigned, Charles A. Casalinova and Michael A. Roy, hereby certify that they are (i) the Senior Vice President and Chief Financial Officer and (ii) the Vice President and General Counsel, respectively, of the Issuer. Capitalized terms used but not defined in this certificate have the respective meanings assigned to such terms in the Opinion Letter referred to below.
     Such officers understand that pursuant to the Purchase Agreement, Andrews Kurth LLP (“AK”), special counsel to the Issuer, is delivering to the Initial Purchaser an opinion letter dated the date hereof (the “Opinion Letter”). Such officers further understand that AK is relying on this certificate and the statements made herein in rendering certain of the opinions expressed in the Opinion Letter.
     With regard to the foregoing, the undersigned certify that they have made due inquiry of all persons necessary or appropriate to verify or confirm the statements contained herein and they further certify the following:
     1. Attached as Schedule 1 to this Officers’ Certificate is a true, accurate and complete list of every indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or other agreement (collectively, “Applicable Agreements”) that is both (i) material in relation to the business, operations, affairs, financial condition, assets or properties of the Issuer and its subsidiaries, considered as a single enterprise and (ii) an instrument by which the Issuer or any of its subsidiaries is bound, or by which the Issuer or any of its subsidiaries or any of their respective properties may be bound or affected, immediately after applying the proceeds from the sale of the Initial Securities as set forth under the caption “Use of Proceeds” in the Issuer’s Confidential Offering Circular dated May 26, 2011 (the “Offering Circular”) relating to the Initial Securities.
     2. The Issuer and its subsidiaries are engaged in businesses other than that of investing, reinvesting, owning, holding or trading in Securities. Furthermore, the Issuer and its subsidiaries:
     (a) are not engaged primarily, nor does any of them hold itself out as being engaged primarily, nor does any of them propose to engage primarily, in the business of investing, reinvesting or trading in Securities;
     (b) are not engaged, nor do any of them propose to engage, in the business of issuing Face-Amount Certificates of the Installment Type, nor has any of them been engaged in such business and has any such certificates outstanding;
     (c) are not engaged, nor does any of them propose to engage, in the business of investing, reinvesting, owning, holding or trading in Securities (other than Securities of its respective subsidiaries); and
     (d) do not own, nor does any of them propose to acquire, Investment Securities having a value exceeding 40 percent of the value of its total assets (exclusive of Government Securities and cash items) on an unconsolidated basis.
     As used in paragraph 2 of this certificate:
     “Face-Amount Certificate of the Installment Type” means any certificate, investment contract or other Security which represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at a fixed or determinable date or dates more than twenty-four months after the date of issuance, in consideration of the payment of periodic installments of a stated or determinable amount;
     “Government Security” means any Security issued or guaranteed as to principal or interest by the United States, or by an entity controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing;
     “Investment Securities” means all Securities except (i) Government Securities and (ii) Securities issued by majority-owned subsidiaries of the owner, which subsidiaries: (A) are not themselves engaged in any activity
Exhibit A — Page 1

described in clauses (a)-(c) of paragraph 3 of this certificate; and (B) do not own or propose to own Investment Securities having a value exceeding 40 percent of the value of each such subsidiary’s total assets (exclusive of Government Securities and cash items) on an unconsolidated basis; and
     “Security” or “Securities” means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a “security,” or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.
     3. Each of the Issuer and its subsidiaries does not own, and none of the proceeds from the offering of notes contemplated by the Purchase Agreement will be used directly or indirectly to purchase or carry, any “margin stock” as defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System.
     4. The sale of Initial Securities pursuant to Regulation S under the Securities Act is not a part of a plan or scheme to evade the registration provisions of the Securities Act.
(Signature page follows)
Exhibit A — Page 2

     IN WITNESS WHEREOF the undersigned have executed this Officers’ Certificate as of the date first written above.

Charles A. Casalinova Senior Vice President and Chief Financial Officer

Michael A. Roy Vice President and General Counsel
Exhibit A — Page 3

Schedule 1
Applicable Agreements
1.	Equity Interest and Asset Purchase Agreement dated December 9, 2009 among WCA Waste Corporation, WCA of Massachusetts, LLC, WCA of Ohio, LLC, Live Earth LLC, Champion City Recovery, LLC, Boxer Realty Development, LLC, Sunny Farms Landfill, LLC and New Amsterdam & Seneca Railroad Company, LLC.

2.	Amended and Restated Equity Interest Purchase Agreement dated February 28, 2011 by and among WCA Waste Corporation, WCA Waste Systems, Inc., WCA of Mississippi, LLC, EWS Holdings, LLC, WRH Gainesville, LLC, WRH Gainesville Holdings, LLC, WRH Orange City, LLC, EWS Central Florida Hauling, LLC, MacLand Holdings, Inc., MacLand Holdings, Inc., MacLand Disposal Center, Inc., MacLand Disposal Inc. II and Emerald Waste Services, LLC.

3.	Indenture, dated as of July 5, 2006, by and among WCA Waste Corporation, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture thereto dated as of March 22, 2011 by and among the Company, the subsidiaries of the Company named therein as parties thereto and as guarantors, and the Trustee.

4.	Amended and Restated Employment Agreement, effective as of January 1, 2010, between WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, Jr.

5.	Amended and Restated Employment Agreement, effective as of January 1, 2010, between WCA Management Company, L.P., WCA Waste Corporation and Jerome Kruszka.

6.	Amended and Restated Employment Agreement, effective as of January 1, 2010, between WCA Management Company, L.P., WCA Waste Corporation and Charles Casalinova.

7.	Amended and Restated Employment Agreement, effective as of January 1, 2010, between WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, III.

8.	Revolving Credit Agreement, dated as of July 5, 2006, by and among WCA Waste Corporation, Comerica Bank and the Lenders named therein.

9.	First Amendment to Revolving Credit Agreement, dated as of July 28, 2006, by and among WCA Waste Corporation, Comerica Bank and the Lenders named therein.

10.	Second Amendment to Revolving Credit Agreement, dated as of September 25, 2006, by and among WCA Waste Corporation, Comerica Bank, and the Lenders named therein.

11.	Third Amendment to Revolving Credit Agreement, dated as of November 26, 2006, by and among WCA Waste Corporation and Comerica Bank.

12.	Fourth Amendment to Revolving Credit Agreement, dated as of January 24, 2007, by and among WCA Waste Corporation and Comerica Bank.

13.	Fifth Amendment to Revolving Credit Agreement, dated as of March 13, 2007, by and among WCA Waste Corporation and Comerica Bank.

14.	Sixth Amendment to Revolving Credit Agreement, dated as of July 27, 2007, by and among WCA Waste Corporation and Comerica Bank.

15.	Seventh Amendment to Revolving Credit Agreement, dated as of December 27, 2007, by and among WCA Waste Corporation and Comerica Bank.

16.	Eight Amendment to Revolving Credit Agreement, dated October 28, 2008, among WCA Waste Corporation, Comerica Bank and the Lenders named therein.

17.	Ninth Amendment to Revolving Credit Agreement, dated February 9, 2009, among WCA Waste Corporation, Comerica Bank and the Lenders named therein.

18.	Tenth Amendment to Revolving Credit Agreement, dated December 31, 2009, among WCA Waste Corporation, Comerica Bank and the Lenders named therein.
Schedule 1 — Page 1

19.	Eleventh Amendment to Revolving Credit Agreement, dated February 17, 2009, among WCA Waste Corporation, Comerica Bank and the Lenders named therein.

20.	Twelfth Amendment to Revolving Credit Agreement, dated June 30, 2010, among WCA Waste Corporation, Comerica Bank and the Lenders named therein.

21.	Thirteenth Amendment to Revolving Credit Agreement, dated February 28, 2011, among WCA Waste Corporation, Comerica Bank, Compass Bank, Regions Bank and the Lenders named therein.

22.	Fourteenth Amendment to Revolving Credit Agreement, dated May [__], 2011, among WCA Waste Corporation, Comerica Bank, Compass Bank, Regions Bank and the Lenders named therein.

23.	Preferred Stock Purchase Agreement, dated as of June 12, 2006, by and between WCA Waste Corporation and Ares Corporate Opportunities Fund II, L.P.

24.	Stockholder’s Agreement, dated July 27, 2006, among WCA Waste Corporation and Ares Corporate Opportunities Fund II, L.P.

25.	Registration Rights Agreement, dated July 27, 2006, among WCA Waste Corporation and Ares Corporate Opportunities Fund II, L.P.

26.	Management Rights Letter, dated July 27, 2006, between WCA Waste Corporation and Ares Corporate Opportunities Fund II, L.P.

27.	Registration Rights Agreement dated December 31, 2009 among WCA Waste Corporation and the individuals and entities named therein.

28.	Stockholders’ Agreement dated January 15, 2010 among WCA Waste Corporation, Joseph E. LoConti, Daniel J. Clark, Gregory J. Skoda Revocable Trust, and Patricia A. Skoda Revocable Trust.

29.	Registration Rights Agreement dated February 28, 2011 among WCA Waste Corporation and EWS Holdings, LLC.

30.	Stockholders’ Agreement dated February 28, 2011 among WCA Waste Corporation and EWS Holdings, LLC.
Schedule 1 — Page 2

Exhibit B
Applicable Guarantors

Jurisdiction of Formation
Name	Type of Entity	or Organization
Texas Environmental Waste Services, LLC	limited liability company	Texas
Fort Bend Regional Landfill, LP	limited partnership	Texas
Ruffino Hills Transfer Station, LP	limited partnership	Texas
Waste Corporation of Arkansas, LLC	limited liability company	Delaware
Waste Corporation of Kansas, Inc.	corporation	Delaware
Waste Corporation of Missouri, Inc.	corporation	Delaware
Waste Corporation of Tennessee, Inc.	corporation	Delaware
Waste Corporation of Texas, L.P.	limited partnership	Delaware
WCA Capital, Inc.	corporation	Delaware
WCA Holdings Corporation	corporation	Delaware
WCA Management Company, LP	limited partnership	Delaware
WCA Management General, Inc.	corporation	Delaware
WCA Management Limited, Inc.	corporation	Delaware
WCA of Alabama, L.L.C.	limited liability company	Delaware
WCA of Central Florida, Inc.	corporation	Delaware
WCA of Florida, LLC	limited liability company	Delaware
WCA of North Carolina, LLC	limited liability company	Delaware
WCA Shiloh Landfill, L.L.C.	limited liability company	Delaware
WCA Texas Management General, Inc.	corporation	Delaware
WCA Waste Systems, Inc.	corporation	Delaware
Burnt Poplar Transfer, LLC	limited liability company	Delaware
WCA of Massachusetts, LLC	limited liability company	Delaware
WCA of Mississippi, LLC	limited liability company	Delaware
WCA of Ohio, LLC	limited liability company	Delaware
WCA of Oklahoma, LLC	limited liability company	Delaware
WCA of St. Lucie, LLC	limited liability company	Delaware
Schedule 1 — Page 3

Schedule E
Opinion of In-House Counsel for Company
[WCA Letterhead]
June 7, 2011
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010-3629
          Re: 7.50% Senior Notes due 2019 issued by WCA Waste Corporation
Ladies and Gentlemen:
     I am Vice President and General Counsel of WCA Waste Corporation, a Delaware corporation (the “Issuer”), and in such capacity, I have acted as counsel to the Issuer and the subsidiaries of the Issuer in connection with the Purchase Agreement dated May 26, 2011 (the “Purchase Agreement”) among (i) the Issuer, (ii) the subsidiaries of the Issuer named therein as parties thereto, and (iii) Credit Suisse Securities (USA) LLC (the “Initial Purchaser”), relating to the sale by the Issuer to the Initial Purchaser of $175,000,000 aggregate principal amount of the Issuer’s 7.50% Senior Notes due 2019 (the “Initial Securities”). The Initial Securities are being issued under an Indenture dated as of June 7, 2011 (the “Indenture”) among the Issuer, the subsidiaries of the Issuer named therein as parties thereto and as guarantors of the Initial Securities (collectively, the “Guarantors”) and BOKF, NA dba Bank of Texas, as trustee. The Issuer and the Guarantors are referred to collectively herein as the “Obligors.”
     The Obligors and the Initial Purchaser have entered into a Registration Rights Agreement dated as of June 7, 2011 (the “Registration Rights Agreement”), pursuant to which the Obligors have agreed to file, under certain conditions, with the Securities and Exchange Commission, a registration statement under the Securities Act of 1933, as amended, with respect to an offer (the “Exchange Offer”) by the Obligors to the holders of the Initial Securities to issue and deliver to such holders, in exchange for their Initial Securities, a like principal amount of new securities (the “Exchange Securities”) identical to the Initial Securities in all material respects, except that the Exchange Securities will not (except in specified circumstances) be subject to restrictions on transfer.
     I am furnishing this opinion letter to you pursuant to Section 7(d) of the Purchase Agreement.
     In rendering the opinions set forth herein, I have examined and relied on originals or copies, certified or otherwise identified to my satisfaction, of the following:
Schedule 1 — Page 4

          (a) the Issuer’s Preliminary Confidential Offering Circular dated May 23, 2011 (the “Preliminary Offering Circular”) relating to the Initial Securities;
          (b) the Issuer’s Confidential Offering Circular dated May 26, 2011 (the “Offering Circular”) relating to the Initial Securities;
          (c) the Issuer’s term sheet dated May 26, 2011, relating to the Initial Securities (the “Pricing Term Sheet” and together with the Preliminary Offering Circular, the “Disclosure Package”);
          (d) each of the Issuer’s reports that have been filed with the Securities and Exchange Commission and are incorporated by reference in the Offering Circular (the “Incorporated Documents”);
          (e) the Indenture;
          (f) the form of the Initial Securities and the form of the Exchange Securities;
          (g) the Purchase Agreement; and
          (h) the Registration Rights Agreement.
     I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the Obligors and such agreements, certificates of public officials, certificates of officers or other representatives of the Obligors and others, and such other documents, certificates and records, as I have deemed necessary or appropriate as a basis for the opinions set forth herein. In my examination, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as certified or photostatic copies. As to any facts material to the opinions and statements expressed herein that I did not independently establish or verify, I have relied, to the extent I deem appropriate, upon (i) oral or written statements and representations of officers and other representatives of the Obligors, (ii) representations made by the Obligors and representations made by the Initial Purchaser in the Purchase Agreement and (iii) statements and certifications of public officials and others.
     As used herein, the following terms have the respective meanings set forth below:
     “Applicable Orders” means every order or decree of any governmental authority of which I am aware and by which any Obligor or any of their respective properties is bound, that is material in relation to the business, operations, affairs, financial condition, assets or properties of the Obligors, considered as a single enterprise.
     “Person” means a natural person or a legal entity organized under the laws of any jurisdiction.
     “Transaction Documents” means collectively, the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Initial Securities and the Exchange Securities.
     Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that no Applicable Order has been or will be contravened as a result of (a) the execution and delivery of, or the incurrence or performance by the Obligors of their respective obligations under, each of the Transaction Documents to which it is a party, each in accordance with its terms, (b) the offering, issuance, sale and delivery of the Initial Securities pursuant to the Purchase Agreement, (c) the offering, issuance, exchange and delivery of the Exchange Securities pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (d) the issuance of the guaranties of the Initial Securities by the Guarantors, as set forth in the Indenture, or (e) the
Schedule 1 — Page 5

issuance of the guaranties of the Exchange Securities by the Guarantors, as set forth in the Indenture, at such time as the Exchange Securities are issued pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated.
     Furthermore, I advise you that except as disclosed in the Disclosure Package and the Offering Circular (including the Incorporated Documents), I am not aware of any action, suit or legal proceeding pending or overtly threatened (by written notice to the Issuer) against or affecting the Issuer or any of its subsidiaries or any of their respective properties, that, if determined adversely to the Issuer or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the business, financial condition, properties or results of operations of the Issuer and its subsidiaries on a consolidated basis, or would materially and adversely affect the ability of (a) any of the Obligors to execute or deliver, or the incur or perform it respective obligations under, each of the Transaction Documents to which it is a party, each in accordance with its terms, (b) the Issuer to offer, issue, sell or deliver of the Initial Securities pursuant to the Purchase Agreement, (c) the Issuer to offer, issue, exchange and deliver the Exchange Securities pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (d) each of the Guarantors to issue the guarantee of the Initial Securities by such Guarantor, as set forth in the Indenture, or (e) each of the Guarantors to issue the guarantee of the Exchange Securities by such Guarantor, as set forth in the Indenture, at such time as the Exchange Securities are issued pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated.
     I express no opinion as to the laws of any jurisdiction other than applicable laws of the State of Texas. References herein to “applicable laws” mean those laws, rules and regulations that, in my experience, are normally applicable to transactions of the type contemplated by the Transaction Documents, without my having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided, however, that such references do not include any municipal or other local laws, rules or regulations, or any antifraud, environmental, labor, securities, tax, insurance or antitrust laws, rules or regulations.
     Statements in this letter as to my awareness of any matter have been made after such internal inquiry posed to the Issuer’s management as I deemed appropriate, and such statements do not indicate any external investigation of the existence or non-existence of any facts or circumstances.
     This opinion is being furnished only to you in connection with the sale of the Initial Securities under the Purchase Agreement occurring today and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other Person, including any purchaser of any Initial Security from you and any subsequent purchaser of any Initial Security or Exchange Security, without my express written permission. The opinions expressed herein are as of the date hereof only and are based on laws, orders, contract terms and provisions, and facts as of such date, and I disclaim any obligation to update this opinion letter after such date or to advise you of changes of facts stated or assumed herein or any subsequent changes in applicable law.

Very truly yours,
Schedule 1 — Page 6